SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 14, 2003

ProLogis

(Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	1-12848 (Commission File Number)	74-2604728 (IRS Employer Identification No.)

14100 East 35th Place, Englewood CO 80011

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code	(303) 375-9292

(Former Name or Former Address, if Changed Since Last Report)

ITEM 9: REGULATION FD DISCLOSURE
Certification
SIGNATURES

ITEM 9: REGULATION FD DISCLOSURE

     On May 14, 2003, ProLogis filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2003. The following certifications, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, by the Chief Executive Officer and Chief Financial Officer of ProLogis accompanied that filing. These certifications are being furnished under Item 9 of this Form 8-K for the information of ProLogis’ investors and shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

Certification

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, being the Chief Executive Officer of ProLogis (the “Company”), hereby certifies that the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003 (the “Report”), which accompanies this certification, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 14, 2003	/s/ K. Dane Brooksher Name: K. Dane Brooksher Title: Chairman and Chief Executive Officer

Certification

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, being the Chief Financial Officer of ProLogis (the “Company”), hereby certifies that the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 14, 2003 (the “Report”), which accompanies this certification, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 14, 2003	/s/ Walter C. Rakowich Name: Walter C. Rakowich Title: Managing Director and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PROLOGIS

	By:	/s/ Walter C. Rakowich Walter C. Rakowich Managing Director and Chief Financial Officer

May 14, 2003